UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 24, 2004

                           NETWORTH TECHNOLOGIES, INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                     0-27842               54-1778587
           --------                     -------               ----------
 (STATE OR OTHER JURISDICTION         (COMMISSION          (I.R.S. EMPLOYER
       OF INCORPORATION)              FILE NUMBER)        IDENTIFICATION NO.)


         6499 NW 9 TH AVENUE, SUITE 304, FORT LAUDERDALE, FLORIDA 33309
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

                                 (954) 670-2300

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  COLMENA CORP.
                                  -------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS: The Private Securities
Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.





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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 18, 2004, Colmena Corp. entered into a $600,000 8% convertible debenture agreement which was arranged by Knightsbridge Capital. The investors currently include Montgomery Equity Partners Ltd and Advantage Capital Development Corporation. The agreement includes the purchase of up to a $600,000 aggregate amount of convertible debentures. The net proceeds to the company will be reduced by the offering expenses, legal fees and placement fees. In addition, in consideration of entering the agreement, the Company has provided the investors with warrants, which are exercisable for up to 2 years at a price of $0.30 per share. The number of warrants received by each investor is calculated on the ratio of 10,000 shares per $50,000 of investment.

The agreement contains registration rights for the shares underlying both the debentures and the warrants. Conversion of the debenture may occur at any time at the holders discretion at an amount equal to either (a) one hundred twenty percent (120%) of the final closing bid price of the Common Stock as listed on a Principal Market as of the closing date, or (b) an amount equal to eighty percent (80%) of the lowest volume weighted average price of the Company's Common Stock, as quoted by Bloomberg, LP, for the thirty (30) trading days immediately preceding the Conversion Date (as defined herein). The Company will be responsible for the principal and interest on the debentures which expire in 9 months. The Company may redeem the debentures with three days notice for a price equal to 120% of the investment plus accrued interest. Redemption or conversion may occur up to the nine month anniversary of the transaction.

In conjunction with the transaction, the Company has paid or will pay Knightsbridge Capital an amount equal to 4% of the gross transaction for a placement fee. The Company also pays a 10% closing fee on the gross amount of funds disbursed. A $10,000 legal fee was paid to Anslow & Jaclin, LLP in association with their fees in performing as escrow agent on the transaction.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
ITEM 8.01 OTHER EVENTS

The board of directors of Colmena Corp. voted unanimously to change the corporate name to NetWorth Technologies, Inc. and approved a 1:10 reverse stock split. The reverse split will be effected by December 1, 2004. A press release was filed on November 23, 2004, discussing this change and is incorporated within this filing as exhibit 10.1.


ITEM 9.01 (C) EXHIBITS

EXHIBIT NO.  DESCRIPTION
       10.1  PRESS RELEASE OF NOVEMBER 23, 2004
      10.41 Securities Purchase Agreement dated November 18, 2004 by and among Colmena Corp., Montgomery Equity
             Partners, Ltd., Advantage Capital Development Corp., and other investors ("Investors")
      10.42 Security Agreement dated November 18, 2004 by and among Colmena Corp. and Investors
      10.43 Escrow Agreement dated November 18, 2004 by and between Colmena Corp. and Anslow and Jaclin, LLP, as escrow agent
      10.44 Investor Registration Rights Agreement dated November 18, 2004 by and among Colmena Corp. and Investors
      10.45 Irrevocable Transfer Agent Instructions dated November 18, 2004 by Colmena Corp to Olde Monmouth Stock
             Transfer Co., Inc.
      10.46 Form of Secured Debenture issued by Colmena Corp. to each of the Investors
      10.47  Form of Warrant issued by Colmena Corp. to each of the Investors

                                       2

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                                   SIGNATURES

Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           COLMENA CORP

Dated:  November 24, 2004                  By: /S/ April J. Green
                                               -------------------------------
                                               April J. Green
                                               Chief Financial Officer
                                               Principal Financial Officer


                                        3



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                                INDEX TO EXHIBITS
EXHIBIT NO.  DESCRIPTION
       10.1  PRESS RELEASE OF NOVEMBER 23, 2004
      10.41 Securities Purchase Agreement dated November 18, 2004 by and among Colmena Corp., Montgomery Equity
             Partners, Ltd., Advantage Capital Development Corp., and other investors ("Investors")
      10.42 Security Agreement dated November 18, 2004 by and among Colmena Corp. and Investors
      10.43 Escrow Agreement dated November 18, 2004 by and between Colmena Corp. and Anslow and Jaclin, LLP, as escrow agent
      10.44 Investor Registration Rights Agreement dated November 18, 2004 by and among Colmena Corp. and Investors
      10.45 Irrevocable Transfer Agent Instructions dated November 18, 2004 by Colmena Corp to Olde Monmouth Stock
             Transfer Co., Inc.
      10.46 Form of Secured Debenture issued by Colmena Corp. to each of the Investors
      10.47  Form of Warrant issued by Colmena Corp. to each of the Investors